SCOUT INVESTMENTS

Scout Unconstrained Bond Fund

Supplement dated June 16, 2017 to the Summary Prospectus dated October 31, 2016, as supplemented

As previously announced, on April 20, 2017, UMB Financial Corporation ("UMB") announced that it signed a definitive agreement to sell Scout Investments, Inc. ("Scout") to Carillon Tower Advisers, Inc. ("CTA") (the "Transaction").  Scout is a wholly owned subsidiary of UMB and the investment adviser to the Scout Funds (the "Scout Trust" and its series, the "Scout Funds"). As a part of the Transaction, the parties agreed to seek to reorganize certain Scout Funds (each, a "Target Fund and collectively, the "Target Funds") into the Carillon Series Trust (the "Carillon Trust").  At an in-person meeting held on May 24-25, 2017, the Board of Trustees of the Scout Trust (the "Scout Funds Board") approved the proposed reorganizations of the Target Funds into newly created series of the Carillon Trust (the "Carillon Funds"), which are to be advised by CTA and sub-advised by Scout upon completion of the Transaction.
The reorganizations approved by the Scout Funds Board include the transition of each of the Target Funds listed below into the CTA mutual fund platform by transferring the assets and liabilities of each Target Fund to a newly formed series of the Carillon Trust with substantially similar investment objective(s), principal investment strategies and risks as the corresponding Target Fund listed below (each, an "Acquiring Shell Fund" and collectively, the "Acquiring Shell Funds") pursuant to an Agreement and Plan of Reorganization and Termination (the "Plan of Reorganization"):
Target Fund	Acquiring Shell Fund
Scout International Fund	Carillon Scout International Fund
Scout Mid Cap Fund	Carillon Scout Mid Cap Fund
Scout Small Cap Fund	Carillon Scout Small Cap Fund
Scout Low Duration Bond Fund	Carillon Reams Low Duration Bond Fund
Scout Core Bond Fund	Carillon Reams Core Bond Fund
Scout Core Plus Bond Fund	Carillon Reams Core Plus Bond Fund
Scout Unconstrained Bond Fund	Carillon Reams Unconstrained Bond Fund

The reorganizations are not expected to change the manner in which each Target Fund is managed, and it is anticipated that the portfolio managers responsible for managing the Target Funds will be the portfolio managers for the Acquiring Shell Funds.  If approved by shareholders of the Target Fund, the corresponding Acquiring Shell Fund would receive the assets and liabilities of the Target Fund as of the effective date of the reorganization and thereafter would be open for sale to the public.
At an in-person meeting held on June 12, 2017, the Board of Trustees of the Carillon Trust (the "Carillon Funds Board"), on behalf of the Acquiring Funds, approved the Plan of Reorganization.
Scout Investments

Each of the reorganizations is conditioned on the closing of the Transaction, which is expected to occur in the fourth quarter of 2017, subject to requisite shareholder and regulatory approvals.  In addition, before any of the reorganizations can occur, it would need to be approved by the shareholders of the Target Fund.  The Transaction itself is contingent on the approval of the reorganizations by shareholders of each Target Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions.  Detailed information on the proposals will be contained in proxy materials being filed with the U.S. Securities and Exchange Commission (the "SEC").
The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Scout Funds.  The solicitation of proxies to effect a reorganization will only be made by a final, effective Registration Statement on Form N-14, which includes a definitive Proxy Statement/Prospectus, after the Registration Statement is declared effective by the SEC.  After the Registration Statement on Form N-14 is filed with the SEC, it may be amended or withdrawn and the Proxy Statement/Prospectus will not be distributed to shareholders of the applicable Scout Funds unless and until the Registration Statement on Form N-14 is declared effective by the SEC.

Shareholders of the applicable Scout Funds are urged to read the Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety when they become available because these documents will contain important information about the reorganizations.  Shareholders should consider the investment objectives, risks, charges and expenses of the Acquiring Funds carefully.  The Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses of the Acquiring Funds and other important information.

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments